UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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SUN HYDRAULICS CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to Be Held on June 13, 2019.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 4, 2019
Date: June 13, 2019 Time: 10:00 AM EDT
Location: The Benjamin Hotel
SUN HYDRAULICS CORPORATION 1500 WEST UNIVERSITY PKWY. SARASOTA, FL 34243-2290 ATTN: INVESTOR RELATIONS	125 E. 50th St. New York, NY 10022

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT            FINANCIAL SUMMARY

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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                                                 1) BY INTERNET:      www.proxyvote.com

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— How To Vote —

Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

	01)	Marc Bertoneche
	02)	Douglas M. Britt
	03)	Philippe Lemaitre
	04)	Kennon H. Guglielmo

The Board of Directors recommends you vote FOR proposals 2 through 6.

2.	Approve an amendment to the Corporation’s articles of incorporation to change the name of the Corporation to Helios Technologies, Inc.

3.	Approve an amendment to the Corporation’s articles of incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, to 100,000,000 shares.

4.	Approve the Helios Technologies 2019 Equity Incentive Plan.

5.	Ratify Appointment of Grant Thornton LLP as the Independent Registered Public Accounting Firm of the Corporation for 2019.

6.	Advisory Vote on Executive Compensation.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.